Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with this Interim Report on Form 10-Q of Technology Research Corporation (the “Company”) for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and Chief Executive Officer certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2008	/s/ Owen Farren
Owen Farren
Director, President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Technology Research Corporation and will be retained by Technology Research Corporation and furnished to the Securities and Exchange Commission or its staff upon reques